COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                             (the "Small Cap Fund")
                   Supplement to Prospectuses dated May 1, 2004
                                 Class A Shares

1. The paragraph immediately under the heading "PERFORMANCE HISTORY" in the section "THE FUNDS - COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES" is revised in its entirety as follows:

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004 Fund's benchmark was changed to the Russell 2000 Value Index (Russell Index), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P Index), an unmanaged index that tracks the performance of value stocks contained in the Standard & Poor's SmallCap 600 Index, as determined by their low price-to-book ratios. The advisor believes that the Russell Index offers shareholders a more useful comparison of the Fund's relative performance than the S&P Index. The Fund's average annual returns for the one-year, five-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P Index.
Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

2. The "Average Annual Total Returns" chart is revised in its entirety as follows:

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2003

                                        Inception Date         1 Year         5 Years     Life of the Fund
------------------------------------- -------------------- ---------------- ------------ --------------------
------------------------------------- -------------------- ---------------- ------------ --------------------
Class A (%)                                 5/19/98             39.30          12.56            8.33
Russell 2000 Value Index (%)                  N/A               46.03          12.28           8.19(1)
S&P 600/Barra Value Index (%)                 N/A               40.06          11.03           6.94(1)

(1) Performance is from May 19, 1998.


                                                             October 15, 2004

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                             (the "Small Cap Fund")
                   Supplement to Prospectuses dated May 1, 2004
                                 Class B Shares

1. The paragraph immediately under the heading "PERFORMANCE HISTORY" in the section "THE FUNDS - COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES" is revised in its entirety as follows:

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Beginning in 2004 Fund's benchmark was changed to the Russell 2000 Value Index (Russell Index), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P Index), an unmanaged index that tracks the performance of value stocks contained in the Standard & Poor's SmallCap 600 Index, as determined by their low price-to-book ratios. The advisor believes that the Russell Index offers shareholders a more useful comparison of the Fund's relative performance than the S&P Index. The Fund's average annual returns for the one-year, five-year and for the life of the Fund periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P Index.
Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

2. The "Average Annual Total Returns" chart is revised in its entirety as follows:

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2003


                                                               1 Year         5 Years     Life of the Fund
------------------------------------- -------------------- ---------------- ------------ --------------------
------------------------------------- -------------------- ---------------- ------------ --------------------
Class B (%)                                                     39.34        12.54(1)          8.31(1)
Russell 2000 Value Index (%)                                    46.03          12.28           8.65(2)
S&P 600/Barra Value Index (%)                                   40.06          11.03           6.94(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.
(2) Performance information is from May 19, 1998.

                                                         October 15, 2004





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